Exhibit 99.1

NEWS RELEASE

For Immediate Release	Contact:	William W. Sherertz
President and
Chief Executive Officer
Telephone:	(360) 828-0700

BBSI

ANNOUNCES THIRD QUARTER 2009 OPERATING RESULTS,

FINANCIAL GUIDANCE FOR 4Q09 AND CONFERENCE CALL

VANCOUVER, WASHINGTON, October 26, 2009 – Barrett Business Services, Inc. (Nasdaq: BBSI) reported today net income of $2.9 million compared to net income of $650,000 for the third quarter of 2008. Diluted earnings per share for the 2009 third quarter were $.28, as compared to diluted earnings per share of $.06 for the same quarter a year ago.

During the third quarter of 2009, the Company realized a pre-tax gain of $572,000, or approximately $395,000 after tax equating to $.04 per diluted share, from the sale of certain corporate bonds. The gain is included in other income, net in the Company’s results of operations.

Net revenues for the third quarter ended September 30, 2009 totaled $65.5 million, a decrease of approximately $12.0 million or 15.5% from the $77.5 million for the same quarter in 2008.

	(Unaudited)		(Unaudited)
($ in thousands, except per share amounts)	Third Quarter Ended		Nine Months Ended
	September 30,		September 30,
Results of Operations	2009	2008	2009	2008
Revenues:
Staffing services	$33,180	$44,468	$85,224	$120,891
Professional employer service fees	32,314	32,993	88,607	94,947
Total revenues	65,494	77,461	173,831	215,838
Cost of revenues:
Direct payroll costs	25,095	32,941	64,291	89,267
Payroll taxes and benefits	20,399	21,201	62,460	66,367
Workers’ compensation	7,859	8,410	33,473	22,679
Total cost of revenues	53,353	62,552	160,224	178,313
Gross margin	12,141	14,909	13,607	37,525
Selling, general and administrative expenses	8,416	10,007	24,792	27,841
Depreciation and amortization	422	385	1,218	1,143
Income (loss) from operations	3,303	4,517	(12,403)	8,541
Loss on impairment of investment	—	(3,483)	—	(3,483
Other income, net	965	465	1,373	1,678
Income (loss) before taxes	4,268	1,499	(11,030)	6,736
Provision for (benefit from) income taxes	1,323	849	(4,069)	2,745
Net income (loss)	$2,945	$650	$(6,961)	$3,991
Basic earnings (loss) per share	$.28	$.06	$(.67)	$.36
Weighted average basic shares outstanding	10,475	10,781	10,442	10,935
Diluted earnings (loss) per share	$.28	$.06	$(.67)	$.36
Weighted average diluted shares outstanding	10,559	10,997	10,442	11,214

            The Company reports its Professional Employer Organization services (“PEO”) revenues on a net basis because it is not the primary obligor for the services provided by the Company’s PEO clients to their customers. The gross revenues and cost of revenues information below, although not in accordance with generally accepted accounting principles (“GAAP”), is presented for comparison purposes and because management believes such information is more informative as to the level of the Company’s business activity and more useful in managing its operations.

	(Unaudited)		(Unaudited)
	Third Quarter Ended		Nine Months Ended
(in thousands)	September 30,		September 30,
	2009	2008	2009	2008
Revenues:
Staffing services	$33,180	$44,468	$85,224	$120,891
Professional employer services	239,872	243,927	663,847	696,579
Total revenues	273,052	288,395	749,071	817,470
Cost of revenues:
Direct payroll costs	231,532	242,396	635,808	686,136
Payroll taxes and benefits	20,399	21,201	62,460	66,367
Workers’ compensation	8,980	9,889	37,196	27,442
Total cost of revenues	260,911	273,486	735,464	779,945
Gross margin	$12,141	$14,909	$13,607	$37,525

Gross revenues of $273.1 million for the third quarter ended September 30, 2009 declined 5.3% from the similar period in 2008.

A reconciliation of non-GAAP gross revenues to net revenues is as follows:

For the third quarters ended September 30, 2009 and 2008:

	(Unaudited)
	Three Months Ended September 30,
	Gross Revenue				Net Revenue
(in thousands)	Reporting Method		Reclassification		Reporting Method
	2009	2008	2009	2008	2009	2008
Revenues:
Staffing services	$33,180	$44,468	$—	$—	$33,180	$44,468
Professional
employer services	239,872	243,927	(207,558)	(210,934)	32,314	32,993
Total revenues	$273,052	$288,395	$(207,558)	$(210,934)	$65,494	$77,461
Cost of revenues	$260,911	$273,486	$(207,558)	$(210,934)	$53,353	$62,552

Barrett Business Services, Inc.

News Release – Third Quarter 2009

October 26, 2009

For the nine months ended September 30, 2009 and 2008:

	(Unaudited)
	Nine Months Ended September 30,
	Gross Revenue				Net Revenue
(in thousands)	Reporting Method		Reclassification		Reporting Method
	2009	2008	2009	2008	2009	2008
Revenues:
Staffing services	$85,224	$120,891	$—	$—	$85,224	$120,891
Professional
employer services	663,847	696,579	(575,240)	(601,632)	88,607	94,947
Total revenues	$749,071	$817,470	$(575,240)	$(601,632)	$173,831	$215,838
Cost of revenues	$735,464	$779,945	$(575,240)	$(601,632)	$160,224	$178,313

The following summarizes the unaudited consolidated balance sheets at September 30, 2009 and December 31, 2008.

Barrett Business Services, Inc.

News Release – Third Quarter 2009

October 26, 2009

	September 30,	December 31,
(in thousands)	2009	2008
Assets
Current assets:
Cash and cash equivalents	$38,505	$42,214
Marketable securities	8,919	17,968
Trade accounts receivable, net	46,194	34,389
Income taxes receivable	4,455	—
Prepaid expenses and other	1,365	1,440
Deferred income taxes	2,963	2,373
Workers’ compensation receivables for insured claims	225	225
Total current assets	102,626	98,609
Marketable securities	6,389	427
Goodwill, net	47,338	47,338
Property, equipment and software, net	15,014	15,503
Restricted marketable securities and workers’ compensation deposits	3,454	2,701
Other assets	1,650	1,645
Workers’ compensation receivables for insured claims	3,552	3,837
	$180,023	$170,060

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$648	$881
Accrued payroll, payroll taxes and related benefits	42,134	32,296
Other accrued liabilities	557	902
Workers’ compensation claims liabilities	9,872	7,186
Workers’ compensation claims liabilities for insured claims	225	225
Safety incentives liabilities	4,588	4,626
Total current liabilities	58,024	46,116
Customer deposits	614	706
Long-term workers’ compensation claims liabilities	15,377	5,235
Long-term workers’ compensation liabilities for insured claims	2,350	2,438
Deferred income taxes	3,911	4,394
Deferred gain on sale and leaseback	457	549
Stockholders’ equity	99,290	110,622
	$180,023	$170,060

Outlook for Fourth Quarter 2009

The Company also disclosed today limited financial guidance with respect to its operating results for the fourth quarter ending December 31, 2009. The Company expects gross revenues for the fourth quarter of 2009 to range from $265 million to $270 million, as compared to $263.1 million for the fourth quarter of 2008, and anticipates diluted earnings per share for the fourth quarter of 2009 to range from $.19 to $.22 per share, as compared to diluted earnings per share of $.21 for the same period a year ago. A reconciliation of estimated gross revenues to estimated GAAP net revenues for the fourth quarter of 2009 is not included because PEO revenues and cost of PEO revenues for the period are not reasonably estimable.

Barrett Business Services, Inc.

News Release – Third Quarter 2009

October 26, 2009

Conference Call

On October 27 at 9:00 a.m. Pacific Time, William W. Sherertz, Michael L. Elich and James D. Miller will host an investor telephone conference call to discuss third quarter 2009 operating results. To participate in the call, dial (877) 356-3717. The call identification number is 36223270. The conference call will also be webcast live at www.barrettbusiness.com. To access the webcast, click on the Investor Relations section of the Web site and select Webcast. A replay of the call will be available beginning October 27, 2009 at 12:00 p.m. PT and ending on Tuesday, November 3, 2009. To listen to the recording, dial (800) 642-1687 and enter conference identification code 36223270.

Statements in this release about future events or performance, including gross revenues and earnings expectations for the fourth quarter of 2009, are forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Factors that could affect future results include economic conditions in the Company's service areas, the effect of changes in the Company's mix of services on gross margin, the Company's ability to successfully integrate acquired businesses with its existing operations, future workers' compensation claims experience, the effect of changes in the workers’ compensation regulatory environment in one or more of its primary markets, the collectibility of accounts receivable and the effect of conditions in the global capital markets on the Company’s investment portfolio, among others. Other important factors that may affect the Company’s future prospects are described in the Company’s 2008 Annual Report on Form 10-K. Although forward-looking statements help to provide complete information about the Company, readers should keep in mind that forward-looking statements may be less reliable than historical information. The Company undertakes no obligation to update or revise forward-looking statements in this release to reflect events or changes in circumstances that occur after the date of this release.

BBSI provides a comprehensive range of human resource management solutions to large and small companies throughout many regions of the United States.

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